UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2007

AIDA PHARMACEUTICALS, INC.

 (Exact name of small business issuer as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-50212 (Commission File Number)	81-0592184 (IRS Employer Identification No.)

31 Dingjiang Road, Jianggan District Hangzhou, China (Address of principal executive offices)	310016 (Zip Code)

Registrant’s telephone number, including area code: 86-0571-85802712

Copies to:

Richard Friedman, Esq.

David B. Manno, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32 Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Result of Operations and Financial Condition.

On November 15, 2007, AIDA Pharmaceuticals, Inc. (the “Company”) issued a press release which stated the announcement of the Company’s financial results for the third quarter ended September 30, 2007 and discussed the financial results reported therein.  Attached as Exhibit 99.1 is the September 30, 2007 press release which is incorporated herein by this reference.

The discussion above contains forward-looking statements that involve risks and uncertainties. All statements regarding future events, our future financial performance and operating results, our business strategy and our financing plans are forward-looking statements.  In many cases, you can identify forward-looking statements by terminology, such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue," or the negative of such terms and other comparable terminology. These statements are only predictions.  Known and unknown risks, uncertainties and other factors could cause our actual results to differ materially from those projected in the forward-looking statements.

Item 9.01

Financial Statements and Exhibits

Exhibit No.

Exhibit Name

99.1

Press Release dated November 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIDA PHARMACEUTICALS, INC.

Dated: November 21, 2007

By:  /s/  Biao Jin

Name: Biao Jin

Title:   Chief Executive Officer

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